UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 16, 2003



MIPS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)


Delaware

(State or Other Jurisdiction of Incorporation or Organization)
000-24487

(Commission File Number)
77-0322161

(IRS Employer Identification No.)



1225 Charleston Road
Mountain View, CA  94043
(Address of Principal Executive Offices, including zip code)


(650) 567-5000

(Registrant's telephone number, including area code)


N/A

(Former Name or Former Address, if Changed Since Last Report)





Item 7.	Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press Release, dated April 16, 2003, entitled "MIPS Technologies Reports
Third Quarter Fiscal 2003 Financial Results."

Item 9.	Regulation FD Disclosure.
This disclosure is being furnished to report information pursuant to Item 12 - Disclosure of Results of Operations and Financial Condition.
On April 16, 2003, MIPS Technologies, Inc. issued a press release announcing its results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report.



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 16, 2003

MIPS TECHNOLOGIES, INC.
(Registrant)




By:	/s/ KEVIN C. EICHLER
Kevin C. Eichler
Chief Financial Officer and Treasurer


	EXHIBIT INDEX


Exhibit
  No. 	Description

99.1		Press Release, dated April 16, 2003, entitled "MIPS Technologies
		Reports Third Quarter Fiscal 2003 Financial Results."